Exhibit 4.1

Exhibit 4.1

ZQ|CERT#|COY|CLS|RGSTRY|ACCT#|TRANSTYPE|RUN#|TRANS#

CLASS A COMMON STOCK

PAR VALUE $.01

Certificate

Number

ZQ00000000

THIS CERTIFIES THAT

is the owner of

1

SQUARE 1 FINANCIAL, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

CLASS A COMMON STOCK

THIS CERTIFICATE IS TRANSFERABLE IN

CANTON, MA AND NEW YORK, NY

Shares

*	* 000000* * * * * * * * * * * * * * * * * *
*	* * 000000* * * * * * * * * * * * * * * * *
*	* * * 000000* * * * * * * * * * * * * * * *
*	* * * * 000000* * * * * * * * * * * * * * *
*	* * * * * 000000* * * * * * * * * * * * * *

CUSIP 85223W 10 1

SEE REVERSE FOR CERTAIN DEFINITIONS

MR. SAMPLE & MR. SAMPLE &MR. SAMPLE &MR. SAMPLE

** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample

**** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David

Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander

David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr.

Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample ****

Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample

**** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David

Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander

David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr.

Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample ****

Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Sample **** Mr. Sample

*** ZERO HUNDRED THOUSAND ZERO HUNDRED AND ZERO***

**000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares***

*000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****

000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****0

00000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****00

0000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000

000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****0000

00**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****00000

0**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000

**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000*

*Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**

Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**S

FULLY-PAID AND NON-ASSESSABLE SHARES OF CLASS A COMMON STOCK, $.01 PAR VALUE PER SHARE, OF

SQUARE 1 FINANCIAL, INC.

The shares represented by this certificate are transferable only on the stock transfer books of the Corporation by the holder of record hereof, or by his duly authorized attorney or legal representative, upon surrender of this Certificate properly endorsed.

This Certificate and the shares represented hereby, are issued and shall be held subject to all of the provisions of the Certificate of Incorporation of the Corporation and any amendments thereto (copies of which are on file with the Corporation and with the

Transfer Agent), to all of which provisions the holder, by acceptance hereof, assents.

This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. The shares represented by this certificate are not insured by the Federal Deposit Insurance Corporation or any other government agency.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

President and Chief Executive Officer

Vice President and Corporate Secretary

DATED DD-MMM-YYYY

COUNTERSIGNED AND REGISTERED:

COMPUTERSHARE TRUST COMPANY, N.A.

TRANSFER AGENT AND REGISTRAR

By

AUTHORIZED SIGNATURE

SQUARE 1 FINANCIAL, INC. SEAL 2004 DELAWARE

SECURITY INSTRUCTIONS ON REVERSE

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Printed by DATA BUSINESS FORMS

PO BOX 43004, Providence, RI 02940-3004

MR A SAMPLE

DESIGNATION (IF ANY)

ADD 1

ADD 2

ADD 3

ADD 4

CUSIP XXXXXX XX X

Holder ID XXXXXXXXXX

Insurance Value 1,000,000.00

Number of Shares 123456

DTC 12345678 123456789012345

Certificate Numbers

1234567890/1234567890

1234567890/1234567890

1234567890/1234567890

1234567890/1234567890

1234567890/1234567890

1234567890/1234567890

Total Transaction

Num/No.

123456

Denom.

123456

Total

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SQUARE 1 FINANCIAL, INC.

THE BOARD OF DIRECTORS OF THE CORPORATION IS AUTHORIZED BY RESOLUTION(S), FROM TIME TO TIME ADOPTED, TO PROVIDE FOR THE

ISSUANCE OF DIFFERENT CLASSES OF COMMON STOCK OR SERIAL PREFERRED STOCK IN CLASSES OR SERIES AND TO FIX AND STATE THE

VOTING POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL, OR OTHER SPECIAL RIGHTS OF THE SHARES OF

EACH SUCH CLASSES OR SERIES AND THE QUALIFICATIONS, LIMITATIONS AND RESTRICTIONS THEREOF. THE CORPORATION WILL FURNISH TO

ANY SHAREHOLDER UPON REQUEST AND WITHOUT CHARGE A FULL DESCRIPTION OF EACH CLASS OF STOCK AND ANY SERIES THEREOF. THE

SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE CUMULATIVELY VOTED ON ANY MATTER.

THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND

MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, OR HYPOTHECATED ABSENT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT

OR COMPLIANCE WITH RULE 144 PROMULGATED UNDER SUCH ACT, OR UNLESS THE CORPORATION HAS RECEIVED AN OPINION OF COUNSEL,

REASONABLY SATISFACTORY TO THE CORPORATION AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM—as tenants in common UNIF GIFT MIN ACT—.Custodian .

(Cust) (Minor)

TEN ENT—as tenants by the entireties under Uniform Gifts to Minors Act.

(State)

JT TEN—as joint tenants with right of survivorship UNIF TRF MIN ACT—.Custodian (until age .)

and not as tenants in common (Cust)

.under Uniform Transfers to Minors Act .

(Minor) (State)

Additional abbreviations may also be used though not in the above list.

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

For value received,             hereby sell, assign and transfer unto

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

Shares

of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney

to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Signature(s) Guaranteed: Medallion Guarantee Stamp

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks,

Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED

SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.

Dated:             20

Signature:

Signature:

Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular,

without alteration or enlargement, or any change whatever.

The IRS requires that we report the cost basis of certain shares acquired after January 1, 2011. If your shares were covered by the legislation and you have sold or transferred the shares and requested a specific cost basis calculation method, we have

processed as requested. If you did not specify a cost basis

calculation method, we have defaulted to the first in, first out

(FIFO) method. Please visit our website or consult your tax

advisor if you need additional information about cost basis.

If you do not keep in contact with us or do not have any

activity in your account for the time periods specified by state law, your property could become subject to state unclaimed

property laws and transferred to the appropriate state.

SECURITY INSTRUCTIONS

THIS IS WATREMARKED PAPER DO NOT ACCEPT WITHOUT NOTHING WATERMARK. HOLD TO LIGHT TO VERIFY WATERMARK

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